SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 18, 2001


                     BrandAid Marketing Corporation
             (Exact name of Registrant as specified in charter)


Delaware                        0-28772                     35-1990559
(State or other jurisdiction  (Commission                (I.R.S. Employer
of incorporation)             File Number)              Identification No.)


1715 Stickney Point Rd, Suite A-12
Sarasota, Florida                                                34231
(Address of principal executive offices)                       (Zip Code)


                             (941) 925-8312
                        (Registrant's telephone number,
                          including area code)


                         Salient Cybertech, Inc.
         1999 Lincoln Drive, Suite 202, Sarasota, Florida  34236
  (Former Name and Address of Registrant if Changed Since Last Report)

ITEM 5.            OTHER EVENTS

Purchases of Advertising Contracts:

          BrandAid Marketing Corporation, an in-store marketing services company providing manufacturers of consumer and pharmaceutical products, direct response products and services, and entertainment companies with a cost effective method of delivering advertising messages, promotional incentives, samples and CD ROMS directly to consumers through the use of its Supercards Network, has purchased $257,020 in Advertising Contracts from BrandAid Communications Corporation for 401,008 common shares in the Company, said shares being unregistered and subject to Rule 144 promulgated under the Securities Act of 1933, as amended.

SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:          January 29, 2002

                                             BrandAid Marketing Corporation


                                             By: /s/Paul Sloan
                                             -----------------------------
                                             Paul Sloan,
                                             Chairman and Secretary